Specimen signature:

Wzór podpisu:

Warmond Fang

/s/ Warmond Fang

UMOWA SPRZEDAŻY UDZIAŁÓW

zawarta w Warszawie pomiędzy:

Companies House Spółką z ograniczoną

odpowiedzialnością z siedzibą w Warszawie, ul.

Domaniewska 35A/40, 02-672 Warszawa,

wpisaną do rejestru przedsiębiorców Krajowego

Rejestru Sądowego przy Sądzie Rejonowym dla

m. st. Warszawy w Warszawie XIII Wydział

Gospodarczy Krajowego Rejestru Sądowego pod

nr KRS 0000382001, w którym to Sądzie

przechowywana jest dokumentacja wymienionej

Spółki, posiadającej kapitał zakładowy w

wysokości 5.000,00 zł, REGON: 142831811 oraz

NIP: 5213595847, reprezentowaną przez:

Gerarda Majchrzaka – Prezesa Zarządu

zwaną dalej Sprzedawcą

a

SELGA INC. - z siedzibą: 6021 Yonge Street –

Suite 1011, Toronto, Ontario, Canada M2M 3W2,

zarejestrowaną w Stanie Nevada w USA pod nr

333-165091,

reprezentowaną przez:

Warmond Fang – Prezesa Zarządu

zwaną dalej Kupującym.

§ 1.

1.

Sprzedawca oświadcza, że jest wspólnikiem

w spółce występującej pod firmą Auxillium

Spółka z ograniczoną odpowiedzialnością

(dawniej Dexel Spółka z ograniczoną

odpowiedzialnością) z siedzibą w Warszawie

przy ul. Domaniewskiej 35A/40, wpisanej do

rejestru przedsiębiorców Krajowego Rejestru

Sądowego w Sądzie Rejestrowym dla m.st.

Warszawy w Warszawie, XIII Wydział

Gospodarczy Krajowego Rejestru Sądowego pod

numerem KRS 0000385599.

2.

W spółce, o której mowa w ust. 1,

Sprzedawca posiada 100 /słownie: sto/ udziałów

O wartości nominalnej 50,00 zł /słownie:

pięćdziesiąt złotych/ każdy.

§ 2.

1.

Sprzedawca oświadcza, że udziały, o 1.

których mowa w § 1 ust. 2 wolne są od wad

prawnych, nie są obciążone prawami osób

trzecich, w szczególności nie są przedmiotem

zastawu i może on nimi swobodnie dysponować.

2.

Sprzedawca oświadcza ponadto, że nie

istnieją zaległości wobec Spółki, o której mowa w

§ 1 ust. 1, z tytułu świadczeń związanych z

posiadaniem udziałów.

§ 3.

Sprzedawca oświadcza, iż uzyskał zgodę Spółki,

o której mowa w § 1 ust. 1, na zbycie udziałów w

trybie przewidzianym w akcie założycielskim

Spółki oraz kodeksie spółek handlowych.

§ 4.

1.

Sprzedawca oświadcza, że sprzedaje

Kupującemu 100 (słownie: sto) udziałów w

Spółce, o której mowa w § 1 ust. 1, a Kupujący

oświadcza, iż udziały te nabywa.

2.

Cena sprzedaży udziałów ustalona

została na łączną kwotę 2.653,00 zł /słownie:

dwa tysiące sześćset pięćdziesiąt trzy i 00/100

złotych/ i została w całości zapłacona.

§ 5.

1.

O przejściu udziałów Sprzedawca

zawiadomi Spółkę, o której mowa w § 1 ust. 1, w

terminie siedmiu dni od dnia zawarcia niniejszej

umowy.

2.

Po upływie terminu, określonego w ust. 1,

Kupujący będzie wyłącznie odpowiedzialny za

Wykonywanie obowiązków, związanych z

Posiadanymi udziałami.  W przypadku

skierowania przez Spółkę, o której mowa w § 1

ust. 1, roszczeń z wymienionego w zdaniu

poprzedzającym tytułu do Sprzedawcy,

Sprzedawca będzie uprawniony do żądania

zwrotu od Kupującego całego spełnionego przez

siebie świadczenia.

§ 6.

Koszty zawarcia niniejszej umowy powstałe na

Terytorium Rzeczypospolitej Polskiej ponosi

Sprzedawca.

§ 7.

Zmiana niniejszej umowy wymaga formy

pisemnej z podpisami notarialnie

poświadczonymi.

§ 8.

W sprawach nie uregulowanych niniejszą umową

zastosowanie mają przepisy Kodeksu Cywilnego.

§ 9.

Wszelkie spory powstałe w związku z niniejszą

umową strony poddają do rozstrzygnięcia sądowi

powszechnemu właściwemu dla siedziby

Sprzedawcy.

§ 10.

Umowę sporządzono w trzech jednobrzmiących

egzemplarzach, po jednym dla każdej ze stron

oraz Spółki, o której mowa w § 1 ust. 1, dla

wykonania obowiązku, o którym mowa w art. 187

Kodeksu spółek handlowych.

SHARE SALE AGREEMENT

concluded in Warsaw between:

odpowiedzialnością with its seat in Warsaw, ul.

Domaniewska 35A/40, 02-672 Warszawa, entered

into the register of entrepreneurs of the National

Court Register (KRS) to the District Court for the

Capital City of Warsaw in Warsaw, XIII Economic

Division of the National Court Register under the

Number KRS 0000382001, where the

documentation of the above mentioned company is

kept, of which the share capital amounts to PLN

5.000,00, REGON number is 142831811 and tax

identification number – NIP is 5213595847,

represented by:

Gerard Majchrzak - the President of the

Management Board,

hereinafter referred to as the Seller

and

SELGA INC. with its seat in: 6021 Yonge Street –

Suite 1011, Toronto, Ontario, Canada M2M 3W2,

registered in the State of Nevada, USA, reg.

Number: 333-165091,

represented by:

Warmond Fang - President

hereinafter referred to as the Buyer.

§1

1.

The Seller declares that he is a shareholder

in the Company appearing under the style

Auxuillium Spółka z ograniczoną

odpowiedzialnością (formerly Dexel Spółka z

ograniczoną odpowiedzialnością) with its seat in

Warsaw at Domaniewska street 35A/40, entered in

the Register of Entrepreneurs of the National Court

Register in the Registry Court for the Capital City of

Warsaw in Warsaw, XIII Economic Division of the

National Court Register, under the number of KRS

0000385599.

2.

In the Company referred to in clause 1, the

Seller holds 100 (one hundred) shares of a nominal

value of PLN 50,00 (say: fifty Polish zlotys) each

share.

§2

1.

The Seller declares that the shares referred

in § 1 clause 2 are free from legal defects, are

not encumbered with the rights of third parties, in

particular they are not the object of pledge, and he

has the right to dispose them freely.

2.

Furthermore, the Seller declares that there

do not exist any arrears due to the Company

referred to in § 1 clause 1, by virtue of

performances connected with possession of

shares.

§3

The Seller declares that he obtained the consent of

the Company referred to in § 1 clause 1 to sale of

shares in the mode provided for in the Company’s

founding act and in the Code of Commercial

Companies.

§4

1.

The Seller declares that he sells to the

Buyer 100 (one hundred) shares in the Company

referred to in § 1 clause 1, and the Buyer declares

that he buys these shares.

2.

The selling price for shares has been fixed

in a total amount of PLN 2.653,00 (say: two

thousand six hundred fifty three and 00/100 Polish

zlotys) and has been fully paid.

§5

1.

The Seller shall notify the Company

referred to in § 1 clause 1 about the transfer of

shares, within the time-limit of seven days of the

date of conclusion of this Agreement.

2.

After expiration of the time-limit defined in

Clause 1, the Buyer shall be exclusively

responsible for performance of duties connected

with the held shares. In the event that the

Company referred to in § 1 clause 1, lays claims to

the Seller on the grounds mentioned in the

preceding clause, the Seller shall be entitled to

demand the return from the Buyer of the whole

performance, realized by himself.

§6

The costs of conclusion of this Agreement that

arose on the territory of the Republic of Poland

shall be incurred by the Seller.

§ 7.

Any amendment to this Agreement requires a

written form with signatures certified by the Notary

Public

§ 8.

The provision of the civil code shall be applicable in

issues not governed by this Agreement.

§9

Any disputes arisen in connection of this

Agreement shall be submitted by the Parties for

resolution by a civilian court competent for the

place of residence of the Seller.

§ 10

The Agreement has been drawn up in three

identical copies with one copy for each of the

Parties and the Company referred to in § clause 1,

in order to perform the duty referred to in Art. 187

of the Code of Commercial Companies.

Sprzedawca                                                                               Kupujący

      Seller                                                                                       Buyer

/s/ Gerarda Majchrzaka                                                               /s/ Warmond Fang